Filed pursuant to Rule 497(e)
Registration No. 333-07305

FRONTIER FUNDS, INC.

Frontier Timpani Small Cap Growth Fund

Institutional Class Shares (FTSGX)
Service Class Shares (FTSCX)
Class Y Shares (FTSYX)

Supplement dated January 22, 2019
to the Prospectus and the Statement of Additional Information
dated October 31, 2018

On January 16, 2019, Timpani Capital Management LLC (“Timpani”), the investment adviser to the Frontier Timpani Small Cap Growth Fund (the “Fund”), entered into a purchase agreement with Calamos Advisors LLC (“Calamos”) pursuant to which Calamos will acquire Timpani, subject to regulatory approvals and other customary closing conditions (the “Transaction”).  The Transaction will result in a change of control of Timpani and, therefore, will constitute an “assignment” of the existing investment advisory agreement between Timpani and Frontier Funds, Inc. (the “Company”) on behalf of the Fund, within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).  An investment advisory agreement automatically terminates upon its “assignment” under the applicable provisions of the 1940 Act.

As a result of the Transaction, the Board of Directors of the Company will consider the reorganization of the Fund into a newly-created series of Calamos Investment Trust at a Board meeting to be held in the first quarter of 2019.  The Fund’s shareholders will be asked to approve or disapprove of the proposed reorganization of the Fund at a special meeting of shareholders to be held in the second quarter of 2019.  Details regarding the special meeting of shareholders will be contained in a proxy statement.

Please retain this Supplement for future reference.